                                                                   EXHIBIT 10.05

                 FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

         THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made as of the 11th day of February, 2004, by and between CONSORTIUM TWO - PUBLIC LEDGER, L.P. (the "Seller"), and GREIT - PUBLIC LEDGER, LLC (the "Purchaser").

                                    RECITALS:

         A. On or about December 19, 2003, Seller and Triple Net Properties, LLC entered into that certain Purchase and Sale Agreement (the "Original Agreement").

         B. The Original Agreement was subsequently amended as of January 8, 2004, January 12, 2004, and February 5, 2004. The Original Agreement, as amended, is referred to herein as the "Agreement".

         C. The rights and obligations of Triple Net Properties, LLC were assigned to Purchaser pursuant to that certain Assignment of Contract dated January 23, 2004.

         D. The Seller and Purchaser desire to amend the Agreement on the terms contained herein.

         NOW, THEREFORE, for and in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller and Purchaser intending to be legally bound, agree that the Agreement is hereby amended as follows;

                  1. All capitalized terms used herein shall have the meanings given them in the Agreement, unless they are otherwise specifically amended herein.

                  2. Section 2.3 of the Original Agreement shall be amended such that the Date of Closing shall now be February 13, 2004.

                  3. Purchaser agrees to immediately wire at least $500,000 to the Escrow Agent, which shall become part of the Deposit, upon full execution of this Agreement.

                  4. Purchaser hereby irrevocably authorizes and directs the Escrow Agent that, upon receipt of 3 fully executed copy of this Amendment, Escrow Holder shall release to Seller the $1,500,000 of the Deposit held by the Escrow Agent.

                  5. In the event that Closing occurs on February 13, 2004, the entire Deposit, including the $1,500,000 released to Seller pursuant to this Amendment and the $500,000 previously released to Seller, shall be applied to the Purchase Price at the Closing.
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                  6.       Purchaser shall wire the remainder of the Purchase
                           Price to Escrow Holder no later than 12:00 p.m. EST on Friday, February 13, 2004;

                  7. In the event Purchaser fails to wire the remainder of the Purchase Price to Escrow Agent by 12:00 p.m. EST on Friday, February 13, 2004, Seller shall be entitled to retain the additional $500,000 released to the Seller pursuant to this Amendment.

                  8. Except as hereby expressly modified, the Agreement shall be unchanged, shall remain in full force and effect and is hereby expressly ratified and confirmed by Seller and Purchaser.

                  9. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and all of which shall constitute one and the same agreement. This Amendment may be delivered by facsimile, and such facsimile counterparts shall be valid and binding on the parties with the same effect as if original signatures had been exchanged.


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         IN WITNESS WHEREOF, the Seller and Purchaser have caused this Amendment to be executed by their duly authorized representative thereof.


                                             SELLER:

                                             CONSORTIUM TWO - PUBLIC LEDGER,
                                             L.P., a Pennsylvania limited
                                             partnership

                                             By:  Consortium Two - Public
                                                  Ledger, Inc., a Delaware
                                                  corporation, general partner


                                                  By: /s/ MARC N. DUBER
                                                      --------------------------
                                                      Marc N. Duber
                                                      Vice President


                                             PURCHASER:

                                             GREIT - PUBLIC LEDGER, LLC, a
                                             Pennsylvania limited liability
                                             company

                                             By:  Triple Net Properties, LLC, a
                                                  Virginia limited liability
                                                  company, its Manager


                                                  By: /s/ ANTHONY W. THOMPSON
                                                      --------------------------
                                                      Anthony W. Thompson
                                                      President

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         IN WITNESS WHEREOF, the Seller and Purchaser have caused this Amendment to be executed by their duly authorized representative thereof.


                                             SELLER:

                                             CONSORTIUM TWO - PUBLIC LEDGER,
                                             L.P., a Pennsylvania limited
                                             partnership

                                             By:  Consortium Two - Public
                                                  Ledger, Inc., a Delaware
                                                  corporation, general partner


                                                  By: /s/ ADAM K. BERNSTEIN
                                                      --------------------------
                                                      Adam K. Bernstein
                                                      President


                                             PURCHASER:

                                             GREIT - PUBLIC LEDGER, LLC, a
                                             Pennsylvania limited liability
                                             company

                                             By:  Triple Net Properties, LLC, a
                                                  Virginia limited liability
                                                  company, its Manager


                                                  By: /s/ ANTHONY W. THOMPSON
                                                      --------------------------
                                                      Anthony W. Thompson
                                                      President